UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Virginia Ave.

Indianapolis, IN 46204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 331-1476

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANTM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 15, 2019, the shareholders of Anthem, Inc. (the “Company”) approved a proposal to amend the Company’s Articles of Incorporation (the “Articles”) to eliminate the classified board structure when permitted under the Company’s contractual obligations with the Blue Cross and Blue Shield Association (“BCBSA”), as described in Proposal 4 in the Company’s definitive proxy statement for the 2019 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 29, 2019. The amendments to the Articles of Incorporation were effective on May 15, 2019 by filing with the Indiana Secretary of State. A restatement of the Articles of Incorporation, which includes the amendments referred to above, is filed herewith as Exhibit 3.1 and incorporated herein by reference.

On May 15, 2019, the Board of Directors of the Company amended the Company’s Bylaws (as so amended, the “Bylaws”) to eliminate the classified board structure when permitted under the Company’s contractual obligations with the BCBSA. The foregoing description is qualified by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 15, 2019. The shareholders of the Company voted as follows on the matters set forth below.

1.	Election of Directors. The following nominees for director were elected to serve three-year terms to expire at the Company’s annual meeting of shareholders in 2022 based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Bahija Jallal	210,670,165	702,434	380,714	14,632,647
Elizabeth E. Tallett	204,605,050	6,847,664	300,599	14,632,647

2.

Ratification of the appointment of Ernst & Young LLP. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019 was ratified based upon the following votes:

For	Against	Abstain
215,737,945	10,491,740	156,275

3.	Advisory vote on the Company’s executive compensation. The advisory vote on the compensation of the Company’s Named Executive Officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
197,673,327	13,581,706	498,280	14,632,647

4.

Amendments to the Articles of Incorporation. The amendments to the Articles of Incorporation to eliminate the classified board structure when permitted under the Company’s contractual obligations with the Blue Cross and Blue Shield Association were approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
211,221,543	244,960	286,810	14,632,647

5.

Shareholder proposal to elect each director annually. The shareholder proposal to elect each director annually at such time when it would not interfere with the Company’s existing contractual obligations was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
154,341,012	51,740,281	4,155,063	16,149,604

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Anthem, Inc., as of May 15, 2019.

3.2	Bylaws of Anthem, Inc., as amended May 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2019

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary